UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES



                  Investment Company Act File Number: 811-09561


                        Century Capital Management Trust
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       c/o Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                  Steven Alfano

                         Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
                     (Name and address of agent for service)



Registrant's telephone number, including area code:     (617) 482-3060
                                                        --------------


 Date of fiscal year end:   October 31
                            -----------------


Date of reporting period:   October 31, 2005
                            -----------------

ITEM 1. Report to Shareholders.


CENTURY CAPITAL MANAGEMENT

                                  Seventy-Seven
                               Years of Investing
                                   1928 - 2005
                                  Logo: Century

                                                                         CENTURY
                                                                           FUNDS


                                                                  ANNUAL REPORTS

                                                                OCTOBER 31, 2005

                                                                         CENTURY
                                                                          SHARES
                                                                           TRUST

                                                                             AND

                                                                         CENTURY
                                                                       SMALL CAP
                                                                     SELECT FUND

Companies can be evaluated from many perspectives. One measurement that we look for when investing is excellent management. We expect management to build shareholder value. We seek businesses capable of delivering 15% return on equity and growing book value 15% per year compounded over rolling five-year periods.


Logo: Century Funds

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2005

CENTURY SHARES TRUST       OVERALL    1 YEAR     3 YEARS     5 YEARS    10 YEARS
                    -----------------------------------------------------------
Institutional Shares                  11.18%     12.36%      5.26%      11.73%
Morningstar Overall
Rating                     graphic:              graphic:    graphic:   graphic:
                           4 stars               3 stars     5 stars    5 stars

For the period ended 10/31/05, Century Shares Trust was rated against 1237, 938, and 327 Large Blend funds for the 3-, 5- and 10-year periods, respectively.

--------------------------------------------------------------------------------

CENTURY SMALL CAP
SELECT FUND                                                            SINCE
                           OVERALL    1 YEAR     3 YEARS     5 YEARS   INCEPTION
--------------------------------------------------------------------------------
Investor Shares (02/24/00)             9.87%     19.84%      13.46%    18.94%
Institutional Shares (12/09/99)       10.19%     20.27%      13.80%    18.95%
Morningstar Overall
Rating                     graphic:              graphic:    graphic:
                           5 stars               4 stars     5 stars

The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figure associated with its 3, 5 and 10-year (if applicable) Morningstar Rating metrics. For the period ended 04/30/05, Century Small Cap Select was rated against 573 and 421 Small Cap Growth funds for the 3 and 5-year periods, respectively.

TRUSTEES AND OFFICERS
Alexander L. Thorndike, Chairman
and Chief Investment Officer
John E. Beard, Trustee
Davis R. Fulkerson, Trustee
Stephen W. Kidder, Trustee
Jerrold Mitchell, Trustee
Michael J. Poulos, Trustee
Jerry S. Rosenbloom, Trustee
David D. Tripple, Trustee
Steven Alfano, Secretary and
Chief Compliance Officer

INVESTMENT ADVISOR
Century Capital Management, LLC
100 Federal Street
Boston, Massachusetts 02110

SHAREHOLDER HOTLINE
800-303-1928

WEBSITE
www.centuryfunds.com

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-321-1928 or visit the Funds' website at www.centuryfunds.com. Shares held less than 180 days may be subject to a 1.0% redemption fee.

CENTURY SMALL CAP SELECT FUND INVESTS IN SMALLER COMPANIES WHICH POSE GREATER RISKS THAN THOSE ASSOCIATED WITH LARGER, MORE ESTABLISHED COMPANIES. CONCENTRATION OR FOCUS, AS THE CASE MAY BE, IN THE FINANCIAL SERVICES FIELD WILL SUBJECT THE FUNDS TO THE RISKS ASSOCIATED WITH THAT FIELD (E.G., GOVERNMENT REGULATION, INTEREST RATES, CLAIMS ACTIVITY, AND EXPOSURE TO NATURAL AND MAN-MADE DISASTERS) AND MAY RESULT IN GREATER FLUCTUATION IN SHARE VALUE THAN IS EXPERIENCED IN LESS CONCENTRATED PORTFOLIOS.

For the period ended 10/31/05, Century Small Cap Select Fund's Overall Morningstar Rating was five stars and Century Shares Trust's Overall Morningstar Rating was four stars. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees),placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3stars,the next 22.5% receive 2 stars and the bottom 10% receive 1 star.(Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-aver-age of the performance figures associated with its three-,five- and ten-year Morningstar Rating metrics. The Century Small Cap Select Fund was rated against 573 and 421 U.S.-domiciled small cap growth funds over the last three and five years respectively. With respect to these small cap growth funds, the Century Small Cap Select Fund (both share classes) received a Morningstar Rating of four stars for the three-year and five stars for the five-year periods. Century Shares Trust was rated against 1237,938,and 327 U.S.- domiciled large blend funds over the last 3-,5- and 10-years,respectively.With respect to these large blend funds, Century Shares Trust received a Morningstar rating of 3 stars for the 3 year period and five stars for the 5- and 10- year periods. (C)2005 Morningstar, Inc. All Rights Reserved. The information contained herein:(1) is proprietary to Morningstar;(2) may not be copied or distributed; and (3)is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information. Foreside Fund Services, LLC, Distributor.

DEAR FELLOW SHAREHOLDERS,

This report begins with some overall market commentary, followed by a review of the Funds' performance and two case study examples of our investment process.

During the year ended October 31, 2005, performance in the U.S. bond and equity markets mirrored the continued strength in corporate earnings. U.S. Gross Domestic Product (GDP) has grown above a healthy 3% annual rate for 10 consecutive quarters, contributing meaningfully to the equity markets 10%-15% forecasted earnings growth for 2005. The resilient consumer continues to be the financial markets' primary catalyst - perennially underestimated and spending beyond his/her means. Elsewhere in the economy, businesses ramped up their capital investment in new R&D and production. The year was remarkable for having generated strong results despite many negative events including: the London bombings, Iraq, continued Middle East conflict, catastrophic hurricanes in the Gulf states, energy prices hitting all-time highs, rising interest rates and inflationary pressures.

We believe the current economy is in a stable state, with clean balance sheets and peak profit margins offsetting inflationary concerns and slowing demand. It will be interesting to see whether investors focus on the pluses of low unemployment and continued growth in 2006 or the minuses of rising inflation and slowing economic trends.

HOW DID THE FUNDS DO THIS YEAR?

For the fiscal year ending October 31, 2005, both Funds had positive results. Century Shares Trust (our larger cap fund) Institutional Shares increased +11.18%, exceeding the S&P 500 Index return of +8.72%. Century Small Cap Select Fund's Institutional and Investor shares were up +10.19% and +9.87%, respectively, lagging the Russell 2000 Index return of +12.08%. Century Shares Trust finished the year stronger than it started, while the Century Small Cap Select Fund had a terrific first six months, but its relative outperformance faded as the equity markets and lower quality stocks rallied through the summer and fall. We provide additional detail on each Fund's performance on the following pages.

HOW DOES OUR INVESTMENT PHILOSOPHY CHANGE OVER TIME?

It does not change much. There are four points we emphasize about our philosophy:

     1. We seek consistently profitable businesses with predictable growth prospects at attractive valuation discounts to their fair market value
          - easier said than done.

     2. We utilize a research-intensive process, which means we spend a lot of time learning about our portfolio holdings.

     3. We are long-term investors willing to be owners in a business for 3-5 years - a blessing and a curse. A blessing in that our research and patience may generate attractive returns in the long term. A curse in that our investments may decline in value or our thesis may change in the short term.

     4. Our buy and sell decisions are decoupled and separate from each other. We prefer to remain on the sidelines when we cannot find companies that meet our quality standards.

OUR LONG-TERM FUNDAMENTAL APPROACH LEADS US TO CONTINUALLY REASSESS OUR INVESTMENTS.

We ask ourselves: Is our thesis still relevant? Are we objective? Are our own assumptions realistic versus "tilting at windmills?" This may mean that we zig when the market zags. We plan to stick with our investment process and not allow the stock market's changing winds to influence how we invest. In general, we expect the Century Funds to outperform in normal and nervous market conditions but underperform during periods of strong bullish sentiment.


                                  CENTURY FUNDS

WHAT ARE THE NEW DEVELOPMENTS AT CENTURY?

Our organization continues to grow in quality and quantity. Century Small Cap Select Fund's growth led to our decision to close the Fund to new investors, in order to protect our ability to maximize returns for you-our existing shareholders. We believe that our ability to deploy your hard-earned assets efficiently would be impaired if the Fund continued to grow at its previous pace. Meanwhile, the Small Cap Fund's success encouraged us to add an Investor share class to Century Shares Trust. We hope the new share class will help us lower expenses as Trust assets grow. We are happy to report that the expense ratios for both funds declined for the third consecutive year.

At the board level, Ernest E. Monrad retired as a Trustee after 29 years of exemplary stewardship; we will miss his thoughtful insight. He provided wise counsel to many of us over the years, and his various contributions to the board and our shareholders were extremely valuable. We are pleased to welcome Stephen
W. Kidder as a Century Funds Trustee. He brings over 25 years of legal and business expertise in government, corporate and philanthropic oversight to the board.

On the investment team, we are excited to report the addition of Edward Moore, CFA, an experienced equity analyst in technology, and Christine Cauley, a portfolio accountant and assistant trader, to the Century team. We continue to seek out candidates with relevant expertise, experience, curiosity, humility and a sense of humor.

WHY ARE OUR INVESTMENT PRINCIPLES IMPORTANT? (SEE PAGE 3)

The simple answer is our belief that Century's culture, values and investment philosophy are key components in seeking exceptional risk-adjusted performance over time. Safeguarding and growing your assets requires a consistent investment philosophy, disciplined research and patience. Patience is underrated. It is needed when an analyst's counter-consensus thesis needs time to prove itself and become the market consensus over the course of several months or years.

Our principles act as a compass to help guide us through the investment process and find a company's "true North" valuation. We believe that these core values should guide our work ethic and the companies in which we invest. Our Funds are long-term oriented, and we view ourselves as long-term investors. We judge our performance over 5-year periods and hope that you share our investment horizon.

We are optimistic about the outlook for your Funds over the next year (please see the portfolio growth and valuation table on pages 5 & 7). We also hope you find the Annual Report informative and helpful in understanding your investment and how we hope to build on it over time. We appreciate your support and hope to earn your trust again during the next year.

Sincerely,

/s/ Alexander L. Thorndike

Alexander L. Thorndike
Chairman of the Trustees

                                  CENTURY FUNDS

                       CENTURY FUNDS INVESTMENT PRINCIPLES


         Goals:

          >    We strive to deliver exceptional risk-adjusted performance over time
          >    We seek to develop long-term relationships with our shareholders and clients
          >    We aim to be an ethical leader in the investment industry

         Objectives:

          o    Performance is our primary goal
               - We pursue a research-intensive process, resulting in a disciplined investment strategy
          o    Hire the best people
               - We seek curious individuals who challenge consensus, thrive on adversity and possess a competitive spirit
               -    We value a sense of humor and humility
          o    Continuous improvement is a high priority
          o    Maintain a culture of teamwork and mutual respect

         Core Values: Create a culture of excellence and integrity
          o    Think long term ... always do the "right" thing
          o    Remember why people entrust us with their money
          o    Value our independence, entrepreneurial spirit and flexibility
          o    Learn from our weaknesses
          o    Encourage innovation and creativity
          o    Leverage our talent, resources and contacts
          o    Reward excellence

         Investment Philosophy: Growth Investors in Value Industries
          We believe:
          o    Capital markets are semi-efficient
          o    In-depth original research is a competitive advantage
          o Reassessing each investment's risks and rewards will benefit performance

         We seek:
          o    Credible, capable management with a history of success
          o Franchises with high recurring revenues, barriers to entry and improving fundamentals
          o    Firms with expanding profit margins and ROE's
          o Companies growing consistently faster than the overall market and peers
          o Attractively valued stocks relative to the overall market and peers
          o    Firms operating in favorable competitive environments
          o    Companies with shareholder orientation and transparent accounting

                                  CENTURY FUNDS

THE YEAR IN REVIEW

Over the past fiscal year ending October 31, 2005, the S&P 500 and Russell 2000 indices generated total returns of +8.72% and +12.08%, respectively. Equities are enjoying three consecutive years of positive returns as the economy continues to grow, corporate profits stay strong and job creation remains robust. Energy was the year's overriding investment theme, and energy-related stocks outperformed all other industry groups.

During the past year, the stock market started off fast, but lost strength owing to economic and energy concerns, only to rebound strongly through the fall. Hurricanes in the Gulf of Mexico damaged much of the regional economy, and oil traded up to $70 per barrel before easing recently. Higher commodity and energy costs acted as a drag on the economy, but inflation should remain below 4% for this year. Corporate earnings growth is one of the main drivers of stock market performance, and 2005 earnings projections are 14% for the large cap S&P 500 Index and 11% for the small cap Russell 2000 Index. These estimates are above the 6.5% long-term average earnings-per-share growth rate, but slower growth than the last three years.

MARKET OUTLOOK

The economy is composed of three segments: consumers, businesses and government spending. Consumer spending remains the most important segment of the economy and now accounts for over 70% of the U.S. GDP. This percentage is up from 67% a decade ago and 50%-60% of GDP in other developed nations. The resilience of the American consumer continues to defy market skeptics who fear that rising energy costs, inflation and a drop in housing prices will lead consumers to stop spending. Now that energy prices are slowly receding, the outlook for the consumer is cautiously optimistic but fragile as we head into 2006.

We estimate business spending and capital expenditures at 10-12% of U.S. GDP. Corporate America is probably in its strongest position in the last forty years, with little debt on their balance sheets, high profit margins and attractive returns on equity (ROEs). Government spending accounts for 18-20% of U.S. GDP and is likely to continue growing in the wake of recent hurricanes and the rebuilding of the Gulf States, at the expense of the rising federal budget deficit.

THE ECONOMY ENTERS MIDDLE AGE

We define the current investment climate as entering middle age - stable, vibrant but slowing. The domestic economy continues to grow and productivity remains strong. However, corporate earnings are expected to deliver an estimated 8% growth in 2006 - slower growth than the last three years but still healthy. Risks to a moderately improving economy include: geopolitical unrest and military involvement in the Middle East, rising interest rates, housing bubble, inflation, the federal budget deficit and the declining dollar.

We believe the outlook for equities remains favorable over both near-term and long-term horizons. The quality of earnings, balance sheets and cash flows continue to improve:

Profitability:  corporate profit margins and balance sheets are at stronger levels than previous cycles.
Growth:         Earnings growth rates for large cap stocks (represented by the
                S&P 500 Index) and small cap stocks (represented by the Russell
                2000 Index) are projected to be about 8% in 2006.
Valuation:      Valuations seem fair and reasonable given the level of interest rates and projected earnings growth. Today, we believe that lower quality companies appear expensive.

Looking forward, we caution you that we spend more time researching the long-term outlook of our portfolio companies than on anticipating the short-term swings in the economy. World affairs and global cycles certainly impact markets, but in-depth research on individual stocks is where we believe we add the most value.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

This is the 78th annual report of Century Shares Trust and the 6th annual report for Century Small Cap Select Fund. Both Funds have continued their positive performance during the last year and over longer periods of time. We begin this report with 1) a review of Century Shares Trust, 2) a review of Century Small Cap Select Fund, followed by 3) our reflections on two examples of our recent investment purchases.

CENTURY SHARES TRUST
PERFORMANCE

The Trust delivered an 11.18% return for the fiscal year ended October 31, 2005. This compares with an 8.72% return for the S&P 500 Index. The chart below shows that the Trust has outperformed its benchmark over the 5 and 10 year time periods as well. We are pleased to report the Trust's expense ratio dropped for the third consecutive year.

Bar Chart:
Performance Comparison
Average Annual Total Returns 10/31/05
                       Century Shares Trust
                       Institutional Shares           S&P 500(R) Index
1 Year                 11.18%                          8.72%
3 Years                12.36%                         12.85%
5 Years                 5.26%                         -1.74%
10 Years               11.73%                          9.34%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-321-1928 or visit the Fund's website. Shares held less than 180 days may be subject to a 1.0% redemption fee.

                                  CENTURY FUNDS

Over the last year, the Trust's best performers were in the health care and financial services sectors, with UnitedHealth Group, Inc., Chubb Corp, Caremark Rx, Inc. and Wellpoint, Inc. leading the way. Company-specific issues related to new products or facing regulatory scrutiny hurt the Trust's worst performers, including RenaissanceRe Holdings Ltd., Wal-Mart Inc., Pfizer, Inc. and CDW Corp.

While the leaders and laggards have significant competitive advantages, their performance divergence is due to the different stages of each company's current growth cycle. Each of the four winners faced significant growth challenges in the recent past. Today, the underperformers face similar concerns as they reinvest in their future growth. We sold Wal-Mart, Inc. and Pfizer, Inc. because their turnarounds may take longer than we initially expected.

We sold several stocks that appreciated to our price targets during the year, such as Assurant, Inc. (life/health insurer), ADP, Inc. (payroll processing), Citrix Systems, Inc. (software), General Dynamics Corp. (manufacturing) and Varian Medical Systems, Inc. (medical equipment). We also sold a few positions where the company's fundamentals changed, such as Citigroup, Inc. (diversified financials), Family Dollar Stores, Inc. (discount retailer), Marsh & McLennan Cos., Inc. (insurance and asset management) and McKesson Corp. (health distribution and IT services).


Pie Chart:
Century Shares Trust
Fund Composition 10/31/05*
HEALTH CARE                           19%
CONSUMER DISCRETIONARY                11%
TECHNOLOGY                             8%
CASH EQUIVALENTS                       6%
CONSUMER STAPLES                       4%
PRODUCER DURABLES                      4%
FINANCIAL SERVICES                    48%

*Based on the Trust's net assets at 10/31/05


The Trust's segment composition did not change materially over the last year, with consumer, financials, health care and technology making up the majority of our core holdings. These industries also exhibit the attributes we look for in our companies, such as 15% compounded growth in book value and return on equity
(ROE) greater than 15%. Examples of new portfolio holdings include Cisco Systems, Inc. (networking technology), Costco Wholesale Corp. (warehouse retailer), Millipore Corp. (life sciences and filtration) and PepsiCo, Inc. (food and beverage).


                         Attractive Valuation Potential

                                            CENTURY
                                            SHARES    S&P
                                            TRUST     500
  Calendar year 2006 P/E ratio              14.4x     17.7x
  Long term estimated growth rate           13.0%     12.0%
                                            -----     -----
  PEG ratio (P/E to long term growth rate)   1.11      1.48
  P/E PREMIUM TO GROWTH RATE                  11%       48%
  Source: Baseline


As we look at the Trust portfolio, we see attractive growth and valuation metrics. In terms of the Trust portfolio, the estimated long-term earnings growth rate for portfolio holdings is 13% compared to 12% for the S&P 500 index. The 2006 price-to-earnings ratios for the Trust and the S&P 500 are 14.4 times and 17.7 times, respectively. These last two ratios can be combined to create the P/E-to-growth ratio (PEG ratio), which stands at 1.11 times for the Trust and 1.48 times for the S&P 500.

In effect, we can translate this PEG ratio to mean that the Trust is trading at a modest premium of 11% to its underlying growth rate while the S&P 500 is trading at a 48% premium to its expected growth rate. In other words, the Trust's portfolio is trading at a lower valuation than its benchmark, while growing earnings faster than the comparable universe of equities. It is important to note that portfolio holdings and earnings forecasts may change over time.

In summary, we view Century Shares Trust's portfolio as well positioned to deliver consistent earnings during a slowing economy.


                                  CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND
PERFORMANCE

The Fund delivered positive returns for the fiscal year ended October 31, 2005. The Institutional Shares and the Investor Shares gained +10.19% and +9.87%, respectively, versus a +12.08% return for the Russell 2000 Index. Although the Fund finished in positive territory for the sixth consecutive fiscal year, we were disappointed to lag the broad Russell 2000 Index for the year. It was especially disappointing since we were significantly ahead of the Index at our midyear semi-annual report. We are pleased to report that the Fund's expense ratio dropped for the third consecutive year.

The chart below shows that the Fund has outperformed its benchmark over the last five years and since inception. Recent performance lagged mostly due to sector exposure rather than individual stock issues. We were underrepresented in three key sectors - energy, technology and utilities where we did not find enough firms meeting our investment criteria. We were also overweighted in cash in the second half of the year due to unusually large cash inflows. We were able to reduce cash to normal levels by the end of the year.


                             Performance Comparison

Average Annual Total Returns 10/31/05
Bar Chart:
Performance Comparison
Average Annual Total Returns 10/31/05
                              CSCS INST. SHARES            RUSSELL 2000(R) INDEX
1 Year                        10.19%                       12.08%
3 Years                       20.27%                       21.54%
5 Years                       13.80%                        6.75%
10 Years                      18.95%                        7.11%

Institutional Inception Date (12/9/99) used for Russell 2000 Index.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-321-1928 or visit the Fund's website. Shares held less than 180 days may be subject to a 1.0% redemption fee.

Over the last year, the Fund's best performers included Providence Services Corp. (social services), Foundation Coal Holdings, Inc. (energy), Advent Software, Inc. (financial systems) and Ixia (IT software services). The Fund's worst performers included Able Laboratories, Inc. (generic pharmaceutical), Arbinet-thexchange, Inc. (telecom services) and American Italian Pasta Co. (consumer foods). Managers do not like to talk about their losers, but we learn more from our mistakes than our successes. Able Laboratories deserves additional commentary. We spent considerable time visiting Able's facilities and management last spring, only to learn in May that the CEO resigned suddenly when news that the FDA was investigating the company for quality control issues became public. Although we hope that our intensive research will uncover potential issues before we invest, it is not always possible to do so.

During the year, we reduced our weightings in health care and redeployed these assets into technology companies, which are positioned to perform well in 2006 as capital expenditures increase. We sold several stocks that appreciated beyond our price targets, such as Beacon Roofing Supply, Inc. (homebuilding supplies), Diodes Inc. (electronic manufacturing), Gildan Activewear Inc. (leisure clothing), Magnum Hunter Resources (natural gas) and Sunrise Senior Living Inc. (senior care). We also sold a few positions where the company's fundamentals changed, such as Apria Healthcare Group, Inc. (home care), Greenfield Online Inc. (online market research) and Rogers Corp. (electronic components).


                                   PIE CHART:

TECHNOLOGY                                                   16%
HEALTH CARE                                                  15%
CASH EQUIVALENTS                                              6%
OTHER ENERGY                                                  5%
MATERIALS & PROCESSING                                        4%
PRODUCER DURABLES                                             4%
CONSUMER STAPLES                                              2%
OTHER                                                         1%
FINANCIAL SERVICES                                           25%
CONSUMER DISCRETIONARY                                       22%

*Based on the Fund's net assets at 10/31/05

The majority of the Fund's holdings remains focused on consumer, financial, health care and technology firms. These industries also exhibit the attributes we look for in our companies, such as 15% compounded growth in book value and return on equity (ROE) greater than 15%. Examples of new portfolio holdings include CapitalSource, Inc. (specialty lending), Computer Programs and Systems, Inc. (health care IT), Guitar Center, Inc. (music instrument retailer), Haemonetics Corp. (blood products) and Labor Ready, Inc. (temporary employment).

In summary, we believe the Century Small Cap Select Fund's growth prospects are attractive and the current valuation compelling (see the accompanying table.)


                                  CENTURY FUNDS

                         Attractive Valuation Potential

                                             CENTURY   RUSSELL
                                               SMALL      2000
                                          CAP SELECT     INDEX
  Calendar year 2006 P/E ratio                 15.5x     22.5x
  Long term estimated growth rate              17.0%     16.0%
                                               -----     -----
  PEG ratio (P/E to long term
    growth rate)                                0.91      1.41
  P/E PREMIUM (DISCOUNT) TO GROWTH RATES         (9%)     +41%
  Source: Baseline


In terms of the Century Small Cap Select Fund, the estimated long-term earnings growth rate is 17% compared to 16% for the Russell 2000 index. The 2006 price-to-earnings ratios for the Small Cap Fund and the Russell 2000 are 15.5 times and 22.5 times, respectively. The P/E-to-growth ratio (PEG ratio) stands at 0.91 for the Small Cap Fund and 1.41 for the Russell 2000. In effect, the Small Cap Fund is trading at a modest discount of 9% to its underlying growth rate while the Russell 2000 is trading at a 41% premium to its expected growth rate. In other words, the Small Cap Fund's portfolio is trading at a lower valuation than its benchmark, while growing earnings faster than the comparable universe of equities.

KNOWLEDGE, OPINION & CONVICTION

We base our investment decision on three factors: knowledge, opinion and conviction. Knowledge relates to the understanding of a company's operations, its industry and sector. Opinions are formulated from the knowledge we learn. And finally, our conviction level is based on a combination of knowledge and opinion. It is derived from our understanding of a business along with the industry in which it operates.

When we begin to build our knowledge base on a company, we focus on four key characteristics: Profitability, Growth, Valuation and Intangibles. We place a premium on the quality and consistency of a company's profitability before assessing its growth prospects. Does the firm have a defensible franchise? Does its capital structure seek to maximize shareholder returns over the long term? We believe few executives are adept at managing capital efficiently; however, the best management teams think about capital management every day.

In terms of growth, we prefer industries growing faster than GDP and companies that grow organically, rather than through acquisitions. Once we are comfortable with a company's profitability and growth prospects, we assess the intangible factors such as the quality and depth of the management team as well as the flexibility of the business model. Valuation of entry and exit are usually determined by absolute, historic and relative comparisons to peers and the overall market. We typically sell stocks for three reasons: (1) they reach our price targets, (2) fundamentals deteriorate or (3) an unforeseen event occurs (i.e. the CEO resigns unexpectedly).


                           Century Investment Criteria

   PROFITABILITY               GROWTH
     - ROE-oriented              - Attractive industry growth
     - Leading market share      - New products & markets
     - Proprietary advantage     - Gaining market share
     - Low-cost structure        - Organic vs. acquisition
     - Operating leverage        - Book value growth
     - Low capital intensity     - Perceived value to buyers
   VALUATION                   INTANGIBLES
     - Low relative to:          - Management quality & focus
        o Peers                  - Balance sheet strength
        o Market                 - Flexible business model
        o History                - Predictability of business
     - Free Cash Flow Yield      - Capital management

There is a delicate balance between the science of fundamentally researching a company (financial statements, shifting market trends and our industry contacts) and the intuitive art of reading the body language or hesitation in how management answers a question about a mature product or new strategy. We invest significant time and resources visiting companies, competitors, suppliers and buyers to gain a better understanding of each company we investigate. Gauging management's conviction level for a product or strategy is challenging. However, the more questions we ask and the more listening we do, the more help we have in determining the right balance between investment science and art.


                                  CENTURY FUNDS

TWO CASE STUDIES

We want to share a couple of case studies of companies that were owned in the Funds at different stages of their evolution. These examples highlight our investment criteria and how we leverage our research across two funds with separate risk/reward and investment mandates.

Tiffany, Inc. is a retailer of luxury goods and possesses many of the attributes Century looks for in its portfolios, such as a strong management team, return on equity greater than 15% and a very attractive valuation. In addition, this iconic company has established its Tiffany blue brand identity as a dominant worldwide franchise, and its signature color symbolizes quality and exclusivity
- a valuable and unique competitive strength. After several years of growth, Tiffany struggled in Japan in late 2003 and 2004, and the stock dropped down to a level where we were interested in conducting more research. After spending last fall visiting stores and meeting with management and competitors, we believe that growth in the core business was intact and management was making progress in turning around the Japanese division. We initiated a position in Century Shares Trust in 2004, and we own the stock today as Tiffany continues to execute on its long-term ability to create shareholder value.

Blackbaud is another example of a strong company that has carved out an attractive niche in a growing industry. Blackbaud is a small cap software company, whose products and services enable non-profit organizations to increase donations, reduce fundraising costs and improve communications with constituents. In essence, if you sponsor an individual in a fundraising walk-a-thon and bike-a-thon, you can register and contribute a donation via the Internet using software from Blackbaud or a competitor. This software greatly improves a client's productivity. During our due diligence, we met with senior and junior management several times, visited their headquarters, visited a competitor's headquarters and spoke with customers of both companies. The company: (1) is the market leader in a fragmented industry, (2) has a high percentage of recurring revenue and (3) is generating a return on equity over 26%. Blackbaud is four times larger than its next largest competitor and renews 94% of its customers each year, producing relatively stable, consistent operating results. The company business model enables it to generate significant positive free cash flow, which it efficiently deploys toward stock repurchases, dividends or opportunistic acquisitions. We initiated a position in Century Small Cap Select Fund and continue to own the stock today. As a result of price appreciation, we have trimmed our holdings in Blackbaud.

SUMMARY

Given the ups and downs of the past five years, it is important to maintain a long-term time horizon and remember that timing the market is extremely difficult. We are committed to helping you preserve and grow the assets you have entrusted to us.

We thank you for your continued support and wish you and your family a Happy New Year from all of us at Century Funds. Please visit our website
(www.centuryfunds.com) for updates on the Funds, and we always welcome your questions, comments and feedback by phone or mail.

Respectfully submitted,

/s/ Alexander L. Thorndike          /s/ Kevin W. Callahan, CFA
Alexander L. Thorndike              Kevin W. Callahan, CFA
Chairman and                        Director of Research
Chief Investment Officer

The views expressed in this report reflect those of the portfolio managers as of the end of the period covered by this report. These views are subject to change at any time based on market and other conditions and should not be construed as a recommendation with respect to any security.


                                  CENTURY FUNDS

                                  LOGO: CENTURY

                           SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including redemption fees, and (2) ongoing costs, including management fees, distribution and service fees (in the case of Investor Shares of both Funds) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare those costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005 to October 31, 2005).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10.00 that is charged once a year may apply for certain IRA accounts. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing cost only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CENTURY SHARES TRUST                                                                                         EXPENSES PAID
                                                                                                             DURING PERIOD*
                                                              BEGINNING              ENDING                  SIX MONTHS
                                                              ACCOUNT VALUE          ACCOUNT VALUE           ENDING
                                                              MAY 1, 2005 (A)        OCTOBER 31, 2005        OCTOBER 31, 2005
Based on Actual Fund Return
  Institutional Shares                                        $1,000.00              $1,070.30               $5.84
  Investor Shares                                             $1,000.00              $1,017.40               $6.10

Based on Hypothetical 5% Yearly Return before expenses
  Institutional Shares                                        $1,000.00              $1,019.56               $5.70
  Investor Shares                                             $1,000.00              $1,019.16               $6.11

* These calculations are based on expenses incurred in the most recent fiscal half-year for the Institutional Shares and since inception for the Investor Shares. The Fund's annual expense ratios are 1.12% for Institutional Shares and 1.20% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(a)  The Investor Shares commenced operations on July 18, 2005.

CENTURY SMALL CAP SELECT FUND                                                                                EXPENSES PAID
                                                                                                             DURING PERIOD*
                                                              BEGINNING              ENDING                  SIX MONTHS
                                                              ACCOUNT VALUE          ACCOUNT VALUE           ENDING
                                                              MAY 1, 2005            OCTOBER 31, 2005        OCTOBER 31, 2005
Based on Actual Fund Return
  Institutional Shares                                        $1,000.00              $1,043.20               $5.46
  Investor Shares                                             $1,000.00              $1,041.50               $6.95

Based on Hypothetical 5% Yearly Return before expenses
  Institutional Shares                                        $1,000.00              $1,019.86               $5.40
  Investor Shares                                             $1,000.00              $1,018.40               $6.87

* These calculations are based on expenses incurred in the most recent fiscal half-year. The Fund's annual expense ratios are 1.06% for Institutional Shares and 1.35% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.


                                  CENTURY FUNDS

                       PERFORMANCE OF A $10,000 INVESTMENT

LINE CHART:
CENTURY SHARES TRUST INSTITUTIONAL SHARES AND S&P 500(R) INDEX
                               CST                    S&P 500
10/31/95                       10000                  10000
10/31/96                       11868                  12410
10/31/97                       17062                  16394
10/31/98                       19183                  20000
10/31/99                       18732                  25134
10/31/00                       23467                  26665
10/31/01                       22677                  20024
10/31/02                       21380                  16999
10/31/03                       25012                  20535
10/31/04                       27277                  22470
10/31/05                       30326                  24429

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares.

This chart compares the performance over the past ten years, through October 31, 2005, of a hypothetical $10,000 investment in Century Shares Trust Institutional Shares, including reinvested dividends and distributions, with that of a broad-based securities market index. The S&P 500(R) Index is a well known gauge of how large capitalization U.S. equities are doing. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so they are not directly comparable to an actual investor's results, and it is not available for investment. This differs from the Trust's focus on investments in the financial services and related business services sectors.

                              TEN LARGEST HOLDINGS

Chubb Corp                                               5.44%
Specialty commercial and personal insurance.
United Health Group, Inc.                                4.70%
Health benefits provider.
American International Group, Inc.                       4.67%
Global insurance and financial services.
Berkshire Hathaway, Inc.                                 4.36%
Financial investment and insurance.
Protective Life Corp.                                    3.91%
Insurance and investment products.
The Progressive Corp.                                    3.89%
Personal automobile insurance.
MBIA, Inc.                                               3.67%
Financial guaranty and credit enhancement.
Torchmark Corp.                                          3.55%
Life insurance and distribution.
Johnson & Johnson, Inc.                                  3.12%
Health care and consumer products.
Aflac, Inc.                                              3.06%
Supplemental health and life insurance.

                              CENTURY SHARES TRUST
                              INSTITUTIONAL SHARES

  AVERAGE ANNUAL TOTAL RETURNS
  AS OF OCTOBER 31, 2005

     1 YEAR                            11.18%
     5 YEARS                            5.26%
    10 YEARS                           11.73%
    20 YEARS                           12.26%


                                  CENTURY FUNDS

PERFORMANCE OF A $10,000 INVESTMENT

The following charts compare the performance through October 31, 2005 of a hypothetical $10,000 investment in Century Small Cap Select Fund's Institutional Shares (12/9/99 inception date) and the Fund's Investor Shares (2/24/00 inception date) and the Russell 2000 Index. The Russell 2000(R) Index is widely regarded in the industry as the premier measure of small cap stocks. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so that they are not directly comparable to an actual investors' results. The index is not available for investment.

Line Chart:
                     CSCS Institutional     Russell 2000
Dec-99               10000                  10000
Jan-00               10100                  10696
Apr-00               11150                  10939.7
Jul-00               12390                  10839.9
Oct-00               14570                  10818.6
Jan-01               15304                  11090.6
Apr-01               14862                  10627
Jul-01               16024                  10654.5
Oct-01               15099                  9444.75
Jan-02               16337                  10691.5
Apr-02               17592                  11336.6
Jul-02               15767                  8740.95
Oct-02               15985                  8352.01
Jan-03               16309                  10691
Apr-03               17376                  11337
Jul-03               20482                  10761
Oct-03               22980                  11973.7
Jan-04               25588                  13200
Apr-04               24419                  12757
Jul-04               24026                  12596
Oct-04               25239                  13378
Jan-05               26557                  14344
Apr-05               26661                  13358
Jul-05               29240                  15718
Oct-05               27812                  14994

Line Chart:
                     CSCS Investor          Russell 2000
Feb-00               10000                  10000
Apr-00               10920                  9154
Jul-00               12130                  9071.23
Oct-00               14260                  9052.66
Jan-01               14977.6                9280
Apr-01               14592.8                8892
Jul-01               15727                  8915
Oct-01               14785.2                7903
Jan-02               15990                  8946
Apr-02               17208                  9486
Jul-02               15412                  7314
Oct-02               15574                  6989
Jan-03               15871                  6990
Apr-03               16902                  7517.28
Jul-03               19883                  9004
Oct-03               22290                  10019
Jan-04               24792                  11045
Apr-04               23652                  10675
Jul-04               23246                  10540
Oct-04               24397                  11195
Jan-05               25648                  12003
Apr-05               25739                  11178
Jul-05               28211                  13152
Oct-05               26806                  12547

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The performance graph and returns table do not reflect the deductions for taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

                              TEN LARGEST HOLDINGS

Foundation Coal Holdings, Inc.                           3.03%
Producer and processor of coal.
RPM International, Inc.                                  2.58%
Manufactures and markets specialty coatings.
ScanSource, Inc.                                         2.11%
Wholesale distributor of specialty technology products.
Choicepoint, Inc.                                        2.05%
Decision-making intelligence provider.
Scientific Games Corp.                                   2.05%
Lottery services, systems and products.
Blackbaud, Inc.                                          1.82%
Non-profit software and related services.
Websense, Inc.                                           1.75%
Internet management software products.
Jarden Corp.                                             1.68%
Branded consumer products.
Redwood Trust, Inc.                                      1.65%
Residential and commercial real estate loans.
Tuesday Morning Corp.                                    1.61%
Closeout retailer of upscale home items.

                                CENTURY SMALL CAP
                                   SELECT FUND

AVERAGE ANNUAL TOTAL RETURNS
AS OF OCTOBER 31, 2005

INVESTOR SHARES
1 YEAR                                       9.87%
5 YEARS                                     13.46%
SINCE INCEPT. (02/24/00)                    18.94%


INSTITUTIONAL SHARES
1 YEAR                                      10.19%
5 YEARS                                     13.80%
SINCE INCEPT. (12/09/99)                    18.95%


                                  CENTURY FUNDS

CENTURY SHARES TRUST
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2005

COMMON STOCK - 93.7%
SHARES                                                     VALUE
------                                                     -----
CONSUMER DISCRETIONARY - 10.7%

 110,320  CDW Corp.                                 $  6,216,532
  73,150  Costco Wholesale Corp.                       3,537,534
  45,320  Home Depot, Inc.                             1,859,933
  94,450  Nordstrom, Inc.                              3,272,693
 302,565  Staples, Inc.                                6,877,302
  59,200  Target Corp.                                 3,296,848
 180,660  Tiffany & Co.                                7,118,004
 113,820  TJX Companies, Inc.                          2,450,545
                                                    ------------
                                                      34,629,391
                                                    ------------

CONSUMER STAPLES - 3.7%
  54,150  PepsiCo, Inc.                                3,199,182
  55,350  Proctor & Gamble Co.                         3,099,047
  67,930  Sysco Corp.                                  2,167,646
  75,370  Walgreen Co.                                 3,424,059
                                                    ------------
                                                      11,889,934
                                                    ------------

FINANCIAL SERVICES - 47.6%
 207,800  AFLAC, Inc.                                  9,928,684
 181,394  Allstate Corp.                               9,575,789
 234,016  American International Gr., Inc.            15,164,237
 115,000  Aon Corp.                                    3,892,750
     165  Berkshire Hathaway, Inc. CL A *             14,173,500
 190,000  The Chubb Corp.                             17,664,300
 191,257  Cincinnati Financial Corp.                   8,137,985
 108,430  Gallagher (Arthur J.) & Co.                  3,190,011
 260,000  J.P. Morgan Chase & Co.                      9,521,200
 204,750  MBIA, Inc.                                  11,924,640
   8,000  Ohio Casualty Corp.                            218,240
 109,000  The Progressive Corp.                       12,623,290
 290,000  Protective Life Corp.                       12,713,600
 231,100  RenaissanceRe Holdings Ltd.                  8,747,135
  71,500  SAFECO Corp.                                 3,982,550
 218,300  Torchmark Corp.                             11,532,789
  87,666  Waddell & Reed Fin'l, Inc. CL A              1,681,434
                                                    ------------
                                                     154,672,134
                                                    ------------

HEALTH CARE - 19.2%
  98,920  Abbott Laboratories                          4,258,506
  35,270  Beckman Coulter, Inc.                        1,737,400
  78,350  Biomet, Inc.                                 2,728,930
  23,900  C.R. Bard, Inc.                              1,490,882
 129,770  Caremark Rx, Inc. *                          6,799,948
 227,830  Health Management Associates, Inc.           4,877,840
  37,610  Henry Schein, Inc. *                         1,490,860
 161,600  Johnson & Johnson, Inc.                     10,119,392
  29,050  Medtronic, Inc.                              1,645,973
  41,860  Millipore Corp. *                            2,562,669
 263,560  UnitedHealth Group, Inc.                    15,257,488
 127,440  Wellpoint, Inc. *                            9,517,219
                                                    ------------
                                                      62,487,107
                                                    ------------


SHARES/FACE AMOUNT                                         VALUE
------------------                                         -----
OTHER ENERGY - 0.5%
  20,850  Peabody Energy Corp.                      $  1,629,636
                                                    ------------

PRODUCER DURABLES - 4.1%
 133,700  Donaldson Co., Inc.                          4,178,125
 175,860  United Technologies Corp.                    9,018,101
                                                    ------------
                                                      13,196,226
                                                    ------------
TECHNOLOGY - 7.9%
  82,308  Check Point Software Tech. Ltd. *            1,840,407
 172,800  Cisco Systems, Inc. *                        3,015,360
  35,450  Intuit, Inc. *                               1,628,219
 380,540  Microsoft Corp.                              9,779,878
  56,400  Nokia Corp.                                    948,648
 172,730  Texas Instruments, Inc.                      4,931,442
  85,400  Zebra Technologies Corp. *                   3,681,594
                                                    ------------
                                                      25,825,548
                                                    ------------

TOTAL INVESTMENT IN COMMON STOCKS - 93.7%
          (Identified cost, $130,090,146)            304,329,976
                                                    ------------

CASH EQUIVALENTS - 5.7%
 $18,388,000 State Street Bank and Trust Eurodollar
             Time Deposit, at cost approximating
             value, maturity 11/01/05, 3.00%          18,388,000
                                                    ------------

TOTAL INVESTMENTS - 99.4%
          (Identified cost, $148,478,146)            322,717,976
                                                    ------------

OTHER ASSETS AND LIABILITIES - 0.6%
          Other Assets in excess of liabilities        2,063,726
                                                    ------------

NET ASSETS - 100%                                   $324,781,702
                                                    ============

* Non-income producing security


                       See notes to financial statements.

                                  CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2005
COMMON STOCK - 94.2%
SHARES                                                     VALUE
------                                                     -----
CONSUMER DISCRETIONARY - 22.1%
  464,859   America's Car-Mart, Inc. *                $  7,512,121
1,438,900   Casual Male Retail Group, Inc. *             8,302,453
  514,950   The Cato Corp.                              10,288,701
  482,150   ChoicePoint, Inc. *                         20,375,659
  184,700   Christopher & Banks Corp.                    2,469,439
  305,580   DTS, Inc. *                                  4,950,396
  393,680   Fred's, Inc.                                 5,865,832
  695,350   Goody's Family Clothing, Inc.                6,605,825
  284,500   Guitar Center, Inc. *                       14,825,295
  494,625   Jarden Corp. *                              16,713,379
  871,850   Kforce, Inc. *                               9,415,980
  430,550   Labor Ready, Inc. *                         10,053,342
  107,200   P.F. Chang's China Bistro, Inc. *            4,903,328
  381,690   Princeton Review, Inc. *                     2,152,732
  401,045   Providence Service Corp. *                  12,380,259
  329,490   Ruby Tuesday, Inc.                           7,219,126
  678,500   Scientific Games Corp. *                    20,327,860
  163,350   Thomas Nelson, Inc.                          3,497,323
  125,850   Tiffany & Co.                                4,958,490
  326,170   Tractor Supply Co. *                        15,819,245
  667,418   Tuesday Morning Corp.                       16,011,358
  338,404   USANA Health Sciences, Inc. *               14,896,544
                                                      ------------
                                                       219,544,687
                                                      ------------

CONSUMER STAPLES - 2.0%
  275,050   Anixter International, Inc. *               10,198,854
  138,150   Church & Dwight, Inc.                        4,842,157
  160,100   McCormick & Co., Inc.                        4,849,429
                                                      ------------
                                                        19,890,440
                                                      ------------

FINANCIAL SERVICES - 24.7%
  375,650   Advent Software, Inc. *                     11,539,968
  339,000   Arbor Realty Trust, Inc.                     8,936,040
  105,180   Bancorp Rhode Island, Inc.                   3,786,480
1,255,144   Blackbaud, Inc.                             18,074,074
  571,850   Bristol West Holdings, Inc.                 11,025,268
  314,330   Capital Trust, Inc.                          9,624,785
  706,250   CapitalSource, Inc. *                       15,537,500
  677,100   Collegiate Funding Services, Inc. *          9,926,286
  237,000   Community Bancorp *                          7,735,680
  543,472   Encore Capital Group, Inc. *                 9,342,284
  152,110   First Community Bancorp, Inc.                7,654,175
1,009,340   First Niagara Financial Group, Inc.         14,867,578
  185,350   Infinity Property and Casualty Corp.         6,898,727


SHARES                                                       VALUE
------                                                       -----
FINANCIAL SERVICES (CONTINUED)
  435,700   Interactive Data Corp. *                  $ 10,108,240
  300,450   IPC Holdings, Ltd.                           7,910,848
   16,950   James River Group, Inc. *                      320,355
  305,780   Jones Lang LaSalle, Inc.                    15,374,618
  436,300   Marlin Business Services Corp. *            10,253,050
  307,750   Max Re Capital Ltd.                          7,358,303
  368,850   McGrath RentCorp.                           10,530,667
  418,390   Platinum Underwriters Holding, Ltd.         11,919,931
  160,150   Protective Life Corp.                        7,020,976
  128,400   PXRE Group Ltd.                              1,386,720
  352,330   Redwood Trust, Inc.                         16,400,962
  130,900   RenaissanceRe Holdings Ltd.                  4,954,565
  247,350   World Acceptance Corp. *                     6,960,429
                                                      ------------
                                                       245,448,509
                                                      ------------

HEALTH CARE - 15.3%
  358,500   Amedisys, Inc. *                            13,698,285
  364,240   American Healthways, Inc. *                 14,773,574
  347,200   Centene Corp. *                              6,996,080
  111,450   Charles River Laboratories Int'l, Inc. *     4,897,748
  285,550   Computer Programs & Systems, Inc.           10,536,795
  201,000   Covance, Inc. *                              9,778,650
  218,700   Haemonetics Corp. *                         10,596,015
  694,450   Healthcare Services Group, Inc.             12,944,548
  164,950   Kindred Healthcare, Inc. *                   4,618,600
  151,650   Medicis Pharmaceutical Corp.                 4,473,675
  297,923   Merit Medical Systems, Inc. *                3,551,242
  119,390   Millipore Corp. *                            7,309,056
  704,300   PSS World Medical, Inc. *                    9,810,899
  725,423   Perrigo Co.                                  9,698,906
  156,620   Stericycle, Inc. *                           9,015,047
  128,350   Surmodics, Inc. *                            5,072,392
  394,305   United Surgical Partners Int'l, Inc. *      14,135,834
                                                      ------------
                                                       151,907,346
                                                      ------------
MATERIALS & PROCESSING - 4.3%
  324,850   Maverick Tube Corp. *                       10,057,356
  388,350   Olin Corp.                                   6,943,698
1,376,530   RPM International, Inc.                     25,630,989
                                                      ------------
                                                        42,632,043
                                                      ------------
OTHER - 1.0%
   73,400   iShares Russell 2000 Growth Index            4,822,380
   75,650   iShares Russell 2000 Index Fund              4,824,957
                                                      ------------
                                                         9,647,337
                                                      ------------


                       See notes to financial statements.

                                  CENTURY FUNDS

SHARES                                                       VALUE
------                                                       -----
OTHER ENERGY - 4.9%
  115,500   Berry Petroleum Co.                       $  6,913,830
  802,350   Foundation Coal Holdings, Inc.              30,088,125
  228,050   Houston Exploration Co. *                   11,755,978
                                                      ------------
                                                        48,757,933
                                                      ------------
PRODUCER DURABLES - 4.0%
  285,550   Dionex Corp. *                              13,829,186
  103,600   Donaldson Co., Inc.                          3,237,500
  811,900   Orbital Sciences Corp. *                     9,442,397
  324,316   Plantronics, Inc.                            9,680,833
  163,150   Spectrum Brands, Inc. *                      3,377,205
                                                      ------------
                                                        39,567,121
                                                      ------------
TECHNOLOGY - 15.9%
  219,400   Avid Technology, Inc. *                     10,801,062
1,061,650   Bell Microproducts, Inc. *                   7,314,769
  395,270   Benchmark Electronics, Inc. *               11,103,134
  302,800   Cognos, Inc. *                              11,364,084
  198,950   Internet Security Systems, Inc. *            4,900,138
  361,400   Inter-Tel, Inc.                              6,689,514
  837,300   Ixia *                                      10,566,726
  289,350   J2 Global Communications, Inc. *            12,792,164
  277,350   Jupitermedia Corp. *                         4,714,950
  209,000   Mercury Interactive Corp. *                  7,271,110
  619,374   Online Resources Corp. *                     7,432,488
  288,180   Open Solutions, Inc. *                       6,169,934
  369,938   ScanSource, Inc. *                          20,953,288
   17,920   Ultimate Software Group, Inc. *                304,461
  332,350   Webex Communications, Inc. *                 7,614,138
  293,950   Websense, Inc. *                            17,366,566
  239,950   Zebra Technologies Corp. *                  10,344,245
                                                      ------------
                                                       157,702,771
                                                      ------------


FACE AMOUNT                                                VALUE
-----------                                                -----
TOTAL INVESTMENT IN COMMON STOCKS - 94.2%
            (Identified cost, $896,401,028)          $ 935,098,187
                                                     -------------

CASH EQUIVALENTS - 10.9%
$108,660,000 State Street Bank and Trust Eurodollar
              Time Deposit, at cost approximating
              value, maturity 11/01/05, 3.00%          108,660,000
                                                     -------------

TOTAL INVESTMENTS - 105.1%
            (Identified cost, $1,005,061,028)        1,043,758,187
                                                     -------------

CASH AND RECEIVABLES LESS LIABILITIES - (5.1%)
            Liabilities in excess of other assets      (50,987,133)
                                                     -------------

NET ASSETS - 100%                                    $ 992,771,054
                                                     =============

*Non-income producing security


                       See notes to financial statements.

                                  CENTURY FUNDS

STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2005
                                                                                         Century Shares       Century Small Cap
                                                                                               Trust              Select Fund
ASSETS:
Investments, at value (Note 1A) (Identified cost of, $148,478,146 and
    $1,005,061,028, respectively) ..............................................           $322,717,976         $1,043,758,187

Cash ...........................................................................                    983                    528
Dividends and interest receivable ..............................................                111,873                377,245
Receivable for investments sold ................................................              3,985,716             88,310,127
Receivable for Trust/Fund shares sold ..........................................                381,576              2,676,693
Receivable from investment adviser .............................................                    120                     --
                                                                                           ------------         --------------
    Total Assets ...............................................................            327,198,244          1,135,122,780
                                                                                           ------------         --------------
LIABILITIES:
Payable for investments purchased ..............................................              1,864,981            140,295,029
Payable for Trust/Fund shares repurchased ......................................                169,209              1,187,425
Payable to Affiliates:
Investment Advisory fee (Note 4) ...............................................                225,032                784,888
    Administration fee (Note 5) ................................................                 40,544                    178
    Distribution fees (Note 7) .................................................                    244                     --
Accrued expenses and other liabilities .........................................                116,532                 84,206
                                                                                           ------------         --------------
    Total Liabilities ..........................................................              2,416,542            142,351,726
                                                                                           ------------         --------------

NET ASSETS .....................................................................           $324,781,702           $992,771,054
                                                                                           ============           ============

At October 31, 2005, net assets consisted of:
Capital paid-in ................................................................           $123,762,549           $944,782,170
Accumulated distributions in excess ............................................               (247,377)                    --
Accumulated undistributed net realized gains on investments ....................             27,026,700              9,291,725
Unrealized appreciation in value of investments ................................            174,239,830             38,697,159
                                                                                           ------------         --------------
Net assets applicable to outstanding capital stock .............................           $324,781,702           $992,771,054
                                                                                           ============           ============

Net Assets consist of:
    Institutional Shares .......................................................           $323,642,550           $585,723,192
    Investor Shares ............................................................             $1,139,152           $407,047,862

Shares Outstanding consist of (Note 2):
    Institutional Shares .......................................................              9,141,326             24,257,759
    Investor Shares ............................................................                 32,222             17,056,353

NET ASSET VALUE PER SHARE (Represents both the offering and redemption price*)
Institutional Shares ...........................................................                 $35.40                 $24.15
    Investor Shares ............................................................                 $35.35                 $23.86

* In general, shares of the Trust and Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 180 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.


                       See notes to financial statements.

                                  CENTURY FUNDS

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2005
                                                                                           Century Shares       Century Small Cap
                                                                                                Trust               Select Fund
Investment Income/(Loss):
    Dividends (net of withholding tax of $0 and $8,857, respectively) ..........              $4,981,153             $4,599,330
    Interest ...................................................................                 441,756              2,591,701
                                                                                             -----------            -----------
       Total income ............................................................               5,422,909              7,191,031
                                                                                             -----------            -----------

Expenses:
    Investment adviser fee (Note 4) ............................................               2,598,656              5,695,233
    Administration (Note 5) ....................................................                 487,248                 77,876
    Distribution fee (Note 7) ..................................................                     245                414,510
    Non-interested trustees' remuneration ......................................                  80,300                 79,450
    Transfer agent
       Institutional Shares ....................................................                 182,145                 19,775
       Investor Shares .........................................................                      --                371,990
    Custodian ..................................................................                  63,295                138,050
    Insurance ..................................................................                  40,613                 35,350
    Professional fees ..........................................................                  58,845                 91,195
    Registration ...............................................................                  21,460                 56,360
    Printing and other .........................................................                 114,400                274,000
                                                                                             -----------            -----------
       Total expenses ..........................................................               3,647,207              7,253,789

    Advisor reimbursement (Note 6) .............................................                    (147)                    --
                                                                                             -----------            -----------

    Net expenses ...............................................................               3,647,060              7,253,789
                                                                                             -----------            -----------

    Net investment income/(loss) ...............................................               1,775,849                (62,758)
                                                                                             -----------            -----------

Realized and Unrealized Gain (Loss) on Investments:

    Net realized gain from investment transactions .............................              27,162,660             11,309,976
    Increase in unrealized appreciation on investments .........................               7,610,424             16,240,663
                                                                                             -----------            -----------

    Net realized and unrealized gain on investments ............................              34,773,084             27,550,639
                                                                                             -----------            -----------

Net increase in net assets resulting from operations ...........................             $36,548,933            $27,487,881
                                                                                             ===========            ===========

                       See notes to financial statements.

                                  CENTURY FUNDS

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          Century Small Cap
                                                                     Century Shares Trust                   Select Fund
INCREASE (DECREASE)                                              Year Ended       Year Ended         Year Ended        Year Ended
  IN NET ASSETS:                                              October 31, 2005  October 31, 2004  October 31, 2005  October 31, 2004
Operations:
  Net investment income/(loss)                                    $  1,775,849      $    260,433      $    (62,758)    $ (1,167,269)
  Net realized gain on investment transactions                      27,162,660        36,864,445        11,309,976        6,580,251
  Change in net unrealized appreciation/(depreciation)               7,610,424        (5,934,258)       16,240,663        8,897,460
                                                                  ------------      ------------      ------------     ------------
  Net increase/(decrease) in net assets
  resulting from operations                                         36,548,933        31,190,620        27,487,881       14,310,442


Distributions to shareholders from:
  Net Investment Income
      Institutional Shares                                          (3,027,966)       (3,399,416)               --       (2,292,188)
      Investor Shares                                                       --                --                         (4,127,025)
  Realized gain from investment transactions
      Institutional Shares                                         (35,121,376)      (27,153,654)       (3,513,749)        (463,307)
      Investor Shares                                                       --                --        (3,922,249)        (861,677)


Trust/Fund share transactions - net                                (36,019,193)       19,063,442       682,027,208      161,980,295
Redemption fees                                                          9,629            12,155            65,647          184,676
                                                                  ------------      ------------      ------------     ------------
  Total (decrease)/increase                                        (37,609,973)       19,713,147       702,144,738      168,731,216


Net Assets:
  At beginning of period                                           362,391,675       342,678,528       290,626,316      121,895,100
                                                                  ------------      ------------      ------------     ------------
  At end of period                                                $324,781,702      $362,391,675      $992,771,054     $290,626,316
                                                                  ============      ============      ============     ============

Distributions in excess of net investment
  income at end of period                                         $    247,377      $    247,377      $         --     $         --
                                                                  ============      ============      ============     ============

                       See notes to financial statements.

                                  CENTURY FUNDS

FINANCIAL HIGHLIGHTS
                                                                                              PERIOD ENDED         YEAR ENDED
CENTURY SHARES TRUST                                           YEAR ENDED OCTOBER 31,          OCTOBER 31,        DECEMBER 31,
Institutional Shares                                       2005         2004          2003      2002 (a)        2001         2000

Net Asset Value, beginning of period                    $   35.62    $   35.66    $   33.95    $   38.12     $   42.97    $   34.32
                                                        ---------    ---------    ---------    ---------     ---------    ---------
Income/(loss) from Investment Operations:
    Net investment income (b)                                0.19         0.03         0.07         0.08          0.17         0.39
    Net realized and unrealized gain/
      (loss) on investments                                  3.54         3.02         5.03        (4.20)        (1.26)       12.39
                                                        ---------    ---------    ---------    ---------     ---------    ---------
    Total income/(loss) from investment operations           3.73         3.05         5.10        (4.12)        (1.09)       12.78
                                                        ---------    ---------    ---------    ---------     ---------    ---------
Less Distributions From:
    Net investment income                                   (0.32)       (0.34)       (0.10)       (0.05)        (0.17)       (0.38)
    In excess of net investment income                         --           --           --           --            --           --
    Net realized gain on investment transactions            (3.63)       (2.75)       (3.29)          --         (3.60)       (3.75)
                                                        ---------    ---------    ---------    ---------     ---------    ---------
    Total distributions                                     (3.95)       (3.09)       (3.39)       (0.05)        (3.77)       (4.13)
                                                        ---------    ---------    ---------    ---------     ---------    ---------
Redemption fees                                                --+          --+          --+          --+         0.01           --
                                                        ---------    ---------    ---------    ---------     ---------    ---------
Net Asset Value, end of period                          $   35.40    $   35.62    $   35.66    $   33.95     $   38.12    $   42.97
                                                        =========    =========    =========    =========     =========    =========
Total Return                                               11.18%        9.06%       16.99%      -10.82%**      -2.52%       37.44%
Ratios and supplemental data
Net assets, end of period (000 omitted)                  $323,643     $362,392     $342,679     $291,311      $345,849     $417,598
Ratio of expenses to average net assets                     1.12%        1.15%        1.17%        1.19%*        1.05%        0.83%
Ratio of net investment income to average net assets        0.55%        0.07%        0.21%        0.26%*        0.41%        1.05%
Portfolio Turnover Rate                                       19%          43%          37%          22%           17%          17%

                                                                  PERIOD ENDED
CENTURY SHARES TRUST                                               OCTOBER 31,
INVESTOR SHARES                                                     2005 (c)

Net Asset Value, beginning of period                                 $   35.00
                                                                     ---------
Income from Investment Operations:
    Net investment (loss)/income (b)                                     (0.03)
    Net realized and unrealized gain on investments                       0.29
                                                                     ---------
    Total income from investment operations                               0.26
                                                                     ---------
Less Distributions From:
    Net investment income                                                   --
    Net realized gain on investment transactions                            --
                                                                     ---------
    Total distributions                                                     --
                                                                     ---------
Redemption fees                                                           0.09
                                                                     ---------
Net Asset Value, end of period                                       $   35.35
                                                                     =========
Total Return                                                             1.00%**
Ratios and supplemental data
Net assets, end of period (000 omitted)                              $   1,139
Ratio of expenses to average net assets                                  1.20%*
Ratio of expenses to average net assets without
    giving effect to voluntary expense agreement                         1.35%*
Ratio of net investment (loss)/income to average net assets             -0.36%*
Portfolio Turnover Rate                                                    19%

(a) For the period from January 1, 2002 to October 31, 2002. Effective September 5, 2002, CST changed its fiscal year end from December 31 to October 31.
(b)  Calculated based on average shares outstanding during the period.
(c)  From the commencement date of operations, July 18, 2005 to October 31,
     2005.
+    Amount represents less than $0.01 per share.
*    Annualized
**   Not annualized


                       See notes to financial statements.

                                  CENTURY FUNDS

FINANCIAL HIGHLIGHTS (CONTINUED)
CENTURY SMALL CAP SELECT FUND                                                           YEAR ENDED OCTOBER 31,
Institutional Shares                                                    2005         2004         2003          2002         2001
Net Asset Value, beginning of period                               $   22.46    $   21.53    $   15.42     $   14.68    $   14.57
                                                                   ---------    ---------    ---------     ---------    ---------
Income from Investment Operations:
    Net investment (loss)/income (a)                                    0.03        (0.08)       (0.09)        (0.10)          --
    Net realized and unrealized gain on investments                     2.22         2.14         6.64          0.93         0.52(b)
                                                                   ---------    ---------    ---------     ---------    ---------
    Total income from investment operations                             2.25         2.06         6.55          0.83         0.52
                                                                   ---------    ---------    ---------     ---------    ---------
Less Distributions From:
    Net investment income                                                 --        (0.94)       (0.11)           --        (0.02)
    Net realized gain on investment transactions                       (0.56)       (0.19)       (0.35)        (0.13)       (0.41)
                                                                   ---------    ---------    ---------     ---------    ---------
    Total distributions                                                (0.56)       (1.13)       (0.46)        (0.13)       (0.43)
                                                                   ---------    ---------    ---------     ---------    ---------
Redemption fees                                                           --+          --+        0.02          0.04         0.02
                                                                   ---------    ---------    ---------     ---------    ---------
Net Asset Value, end of period                                     $   24.15    $   22.46    $   21.53     $   15.42    $   14.68
                                                                   =========    =========    =========     =========    =========
Total Return                                                          10.19%        9.83%       43.76%         5.87%        3.63%
Ratios and supplemental data
Net assets, end of period (000 omitted)                             $585,723    $ 140,208    $  42,936     $  12,938    $   6,093
Ratio of expenses to average net assets                                1.06%        1.13%        1.26%         1.45%        1.45%
Ratio of expenses to average net assets without
    giving effect to voluntary expense agreement                       1.06%        1.13%        1.40%         1.87%        4.04%
Ratio of net investment (loss)/income to average net assets            0.13%       -0.36%       -0.50%        -0.70%       -0.02%
Portfolio Turnover Rate                                                  96%         103%          88%          123%          48%

CENTURY SMALL CAP SELECT FUND                                                           YEAR ENDED OCTOBER 31,
Investor Shares                                                         2005         2004         2003          2002         2001
Net Asset Value, beginning of period                               $   22.26    $   21.39    $   15.35     $   14.60    $   14.26
                                                                   ---------    ---------    ---------     ---------    ---------
Income from Investment Operations:
    Net investment (loss)/income (a)                                   (0.04)       (0.15)       (0.15)        (0.18)       (0.03)
    Net realized and unrealized gain on investments                     2.20         2.12         6.60          0.94         0.53(b)
                                                                   ---------    ---------    ---------     ---------    ---------
    Total income from investment operations                             2.16         1.97         6.45          0.76         0.50
                                                                   ---------    ---------    ---------     ---------    ---------
Less Distributions From:
    Net investment income                                                 --        (0.91)       (0.07)           --           --
    Net realized gain on investment transactions                       (0.56)       (0.19)       (0.35)        (0.03)       (0.19)
                                                                   ---------    ---------    ---------     ---------    ---------
    Total distributions                                                (0.56)       (1.10)       (0.42)        (0.03)       (0.19)
                                                                   ---------    ---------    ---------     ---------    ---------
Redemption fees                                                           --+          --+        0.01          0.02         0.03
                                                                   ---------    ---------    ---------     ---------    ---------
Net Asset Value, end of period                                     $   23.86    $   22.26    $   21.39     $   15.35    $   14.60
                                                                   =========    =========    =========     =========    =========
Total Return                                                           9.87%        9.45%       43.12%         5.34%        3.68%
Ratios and supplemental data
Net assets, end of period (000 omitted)                            $ 407,048    $ 150,418    $  78,959     $  10,119    $   9,302
Ratio of expenses to average net assets                                1.35%        1.50%        1.61%         1.80%        1.80%
Ratio of expenses to average net assets without
 giving effect to voluntary expense agreement                          1.35%        1.50%        1.76%         2.53%        4.38%
Ratio of net investment (loss) to average net assets                  -0.17%       -0.69%       -0.86%        -1.05%       -0.48%
Portfolio Turnover Rate                                                  96%         103%          88%          123%          48%

(a)  Calculated based on average shares outstanding during the period.
(b) The per share amount is not in accord with the net realized and unrealized gain/loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
+    Amount represents less than $0.01 per share.


                       See notes to financial statements.

                                  CENTURY FUNDS

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- Century Capital Management Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Century Shares Trust (the "Trust") and Century Small Cap Select Fund (the "Fund" and together with the Trust, the "Funds") are diversified series of the Master Trust. The following is a summary of significant accounting policies consistently followed by both the Trust and the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available generally are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. In the absence of readily available market quotes, the Funds' portfolio securities and other assets will be valued at fair value, as determined in good faith by the Board of Trustees, its Valuation Committee, or the Adviser or a Delegate pursuant to instructions from the Board of Trustees or its Valuation Committee.

B. Securities Transactions -- Investment security transactions are recorded on a trade date basis. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis.

C. Use of Estimates -- The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Trust and Fund. Actual results could differ from those estimates.

D. Risks and Uncertainty -- The Trust focuses its investments in securities issued by companies in the financial services sector, which will subject the Trust to risks associated with that sector (e.g., government regulation, interest rate changes, claims activity, and exposure to property casualty risks). The Fund concentrates its investments in the financial services and health care group of industries, which will subject the Fund to the risks associated with those industries and may result in greater fluctuation in share value than is experienced in less concentrated portfolios. In addition, the Fund invests in smaller companies, which generally involves greater risk than investing in larger, more established companies.

E. Multiple Classes of Shares -- The Funds offers multiple classes of shares, which differ in their respective distribution and transfer agent fees. Transfer agent fees for each Fund's class are based on a per shareholder account charge. All shareholders bear the common expenses of the Funds based upon daily net assets of each class, without distinction between share classes.

F. Redemption Fees -- In general, shares of the Trust and Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 180 days, a fee of 1% of the current net asset value of the shares may be assessed and retained by each for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

G. Income Tax Information and Distributions to Shareholders -- Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences.

In order to present undistributed (distribution in excess of) net investment income ("UNII") and accumulated net realized gain ("Accumulated Gain") more closely to its tax character, the following accounts for each Fund were increased (decreased):
                                   PAID-IN
                                   CAPITAL          UNII        ACCUMULATED GAIN
Century Shares Trust              $      --      $1,252,117       $(1,252,117)
Century Small Cap Select Fund     $ 878,747      $   62,758       $  (941,505)

These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to equalization, partnership income, net operating losses and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

FOR THE TRUST                                                   OCTOBER 31, 2005
-------------
Ordinay Income .............................................     $     5,316,481
Long-term capital gains ....................................     $    21,710,219
Unrealized appreciation ....................................     $   175,733,399
Unrealized depreciation ....................................     $     1,493,569
                                                                 ---------------
Unrealized net appreciation ................................     $   174,239,830

Cost for federal income tax purposes .......................     $   148,478,146


                                  CENTURY FUNDS

The tax character of distributions paid was as follows:

INSTITUTIONAL SHARES                                            OCTOBER 31, 2005
--------------------

Ordinary Income ..............................................   $     2,888,236
Long-term capital gain .......................................   $    35,263,112

FOR THE FUND
------------
Long-term capital gains ......................................   $     7,435,998
Unrealized appreciation ......................................   $    74,600,119
Unrealized depreciation ......................................   $    37,168,928
                                                                 ---------------
Unrealized net appreciation ..................................   $    37,431,191

Cost for federal income tax purposes .........................   $ 1,006,326,996

The tax character of distributions paid was as follows:

                                                                OCTOBER 31, 2005
Ordinary Income
    Investor shares ..........................................   $            --
    Institutional shares .....................................   $            --
Long-term capital gain
    Investor shares ..........................................   $     3,922,249
    Institutional shares .....................................   $     3,513,749

(2)  TRANSACTIONS IN SHARES

A. TRUST SHARES -- The number of authorized shares is unlimited. Transactions in Trust shares were as follows:

CENTURY SHARES TRUST
                                                                                    YEAR ENDED OCTOBER 31, 2005
                                                                  INSTITUTIONAL SHARES                         INVESTOR SHARES
                                                               SHARES               AMOUNT                 SHARES            AMOUNT
Sold ..................................................       436,413          $15,013,209                 38,232        $1,320,066
Issued to shareholders in reinvestment of
distributions from:
     Net investment income ............................       847,946           28,406,204                     --                --
     Realized gain on investment transactions .........        66,835            2,303,047                     --                --
                                                           ----------         ------------             ----------      ------------
                                                            1,351,194           45,722,460                 38,232         1,320,066
Repurchased ...........................................    (2,383,848)         (82,852,859)                (6,010)         (208,860)
                                                           ----------         ------------             ----------      ------------
Net increase (decrease) ...............................    (1,032,654)        $(37,130,399)                32,222        $1,111,206
                                                           ==========         ============             ==========      ============
                                                                       YEAR ENDED
                                                                    OCTOBER 31, 2004
                                                                  INSTITUTIONAL SHARES
                                                               SHARES               AMOUNT
Sold ..................................................     1,204,333          $43,119,845
Issued to shareholders in reinvestment of
distributions from:
     Net investment income ............................        75,256            2,566,092
     Realized gain on investment transactions .........       657,481           22,130,823
                                                           ----------         ------------
                                                            1,937,070           67,816,760
Repurchased ...........................................    (1,372,661)         (48,753,319)
                                                           ----------         ------------
Net increase ..........................................       564,409          $19,063,441
                                                           ==========         ============

                                  CENTURY FUNDS

B. Fund Shares - The number of authorized shares is unlimited. Shares of the Fund are currently divided into Investor shares and Institutional shares. Transactions in Fund shares were as follows:

CENTURY SMALL CAP SELECT FUND
                                                                                  YEAR ENDED OCTOBER 31, 2005
                                                                  INSTITUTIONAL SHARES                          INVESTOR SHARES
                                                               SHARES               AMOUNT                 SHARES            AMOUNT
Sold                                                       20,297,470         $493,078,854             12,763,403      $301,872,176
Issued to shareholders in reinvestment of
distributions from:
     Net investment income                                         --                   --                     --                --
     Realized gain on investment transactions                 148,747            3,354,253                148,925         3,326,988
                                                           ----------         ------------             ----------      ------------
                                                           20,446,217          496,433,107             12,912,328       305,199,164
Repurchased                                                (2,431,059)         (57,909,605)            (2,612,975)      (61,695,458)
                                                           ----------         ------------             ----------      ------------
Net increase                                               18,015,158         $438,523,502             10,299,353      $243,503,706
                                                           ==========         ============             ==========      ============
                                                                                  YEAR ENDED OCTOBER 31, 2004
                                                                  INSTITUTIONAL SHARES                          INVESTOR SHARES
                                                               SHARES               AMOUNT                 SHARES            AMOUNT
Sold                                                        5,191,629         $113,979,347              5,625,370      $123,936,410
Issued to shareholders in reinvestment of
distributions from:
     Net investment income                                     96,665            2,066,697                174,258         3,702,975
     Realized gain on investment transactions                  20,693              442,409                 36,415           773,818
                                                           ----------         ------------             ----------      ------------
                                                            5,308,987          116,488,453              5,836,043       128,413,203
Repurchased                                                (1,060,514)         (23,004,896)            (2,771,158)      (59,916,466)
                                                           ----------         ------------             ----------      ------------
Net increase                                                4,248,473         $ 93,483,557              3,064,885      $ 68,496,737
                                                           ==========         ============             ==========      ============

(3) INVESTMENT SECURITY TRANSACTIONS

FOR THE TRUST, other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $59,687,391 and $136,066,773, respectively, during the period ended October 31, 2005.

FOR THE FUND, other than U.S.Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $1,147,651,792 and $506,058,854, respectively, during the year ended October 31, 2005.

(4) INVESTMENT ADVISER FEE

FOR THE TRUST, the investment adviser fee is earned by Century Capital Management, LLC ("CCM"), as compensation for providing investment advisory services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.8% of the first $500 million and 0.7% of the amounts exceeding $500 million of the Trust's net asset value. For the year ended October 31, 2005, the fee amounted to $2,598,656. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

The Trust has guaranteed retirement benefits to be paid to two former Trustees. Under the terms of the Trust's Investment Advisory and Management Agreement with CCM, CCM has assumed the obligation to make all such payments on behalf of the Trust during the term of the agreement. The amount of potential future payments owed by the Trust cannot be estimated with certainty due to the variability of amounts used to determine the payment and therefore are not reflected in the Trust's financial statements. Retirement benefits are payable over various periods.

FOR THE FUND, the investment adviser fee is earned by CCM as compensation for providing investment advisory, management and administrative services to the Fund. CCM receives a monthly fee equal on an annualized basis to 0.95% of the Fund's net asset value. For the year ended October 31, 2005, the fee amounted to $5,695,233. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

(5) ADMINISTRATION FEES -- The Trust has an Administration Agreement with CCM. Under the agreement CCM shall provide or procure, at its expense, non-investment advisory services to the Trust. CCMwill receive a monthly fee equal on an annualized basis to 0.15% of the Trust's net asset value. The fee was $487,248 for the year ended October 31, 2005. Per the Investment Advisory and Management Services Agreement between CSCS and CCM, the Fund will reimburse CCM for expenses associated with having the adviser's personnel perform shareholder service functions and certain financial, accounting, administrative and clerical services. During the year ended October 31, 2005 CCM was reimbursed $77,876.


                                  CENTURY FUNDS

(6) ADVISER REIMBURSEMENT -- CCM has voluntarily waived a portion of its management fee for both classes of the Fund and reimbursed certain other expenses to the extent necessary so that net fund annual operating expenses (exclusive of brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses) will not exceed certain expense limitations through at least February 28, 2006. The expense limitations for the Investor and Institutional Class are 1.80% and 1.45%, respectively. During the year ended October 31, 2005, CCM did not make a voluntary reimbursement. CCM has contractually agreed to reimburse the Trust for 0.15% of the distribution and services fees paid by the Trust's Investor Shares through February 28, 2007. During the year ended October 31, 2005, CCM made a reimbursement of $147.

(7) DISTRIBUTION AND SERVICE PLAN -- The Trust and the Fund have adopted a distribution and service plan for the Investor Shares under Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to pay for all or a portion of the costs incurred in connection with the distribution and/or servicing of shares. The Investor Shares currently pays a distribution and service fee up to 0.25% of the average daily net assets of the class. During the year ended October 31, 2005, $245 and $414,510 for the Trust and Fund, respectively, was paid under the distribution and service plan. The plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Shares.


                                  CENTURY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Century Capital Management Trust:


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Century Shares Trust and Century Small Cap Select Fund (the "Funds") (each a separate series of Century Capital Management Trust) as of October 31, 2005, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Century Shares Trust and Century Small Cap Select Fund as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

Boston, Massachusetts
December 16, 2005


                                  CENTURY FUNDS

MANAGEMENT OF THE FUNDS

The following table provides certain information regarding the Trustees and officers of Century Shares Trust and Century Small Cap Select Fund (the "Funds") as of October 31, 2005. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o Century Capital Management, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110. Each Trustee's term of office continues until the Trustee retires, resigns or is removed in accordance with the Declaration of Trust or until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor.

INDEPENDENT TRUSTEES

NAME, AGE, POSITION(S)             RINCIPAL OCCUPATION(S)                               NUMBER OF   OTHER
HELD WITH MASTER TRUST             DURING PAST 5 YEARS                                  PORTFOLIOS  DIRECTORSHIPS
AND LENGTH OF TIME SERVED                                                               IN FUND     HELD
                                                                                        COMPLEX
                                                                                        OVERSEEN
John E. Beard (73)                 Ropes & Gray LLP (law firm), Partner                 2           BTU International, Inc.
Trustee, 1999 to present 1         (until 12/31/00), of Counsel (thereafter).

Stephen W. Kidder (52)             Partner, Hemenway & Barnes (law firm).               2           Trustee, Wellesley College;
Trustee, July 31, 2005 to present                                                                   Trustee, Isabella Stewart
                                                                                                    Gardner Museum; Chair,
                                                                                                    Board of Overseers, Children's
                                                                                                    Hospital, Boston; Director,
                                                                                                    The Concord Bookshop, Inc.

Jerrold Mitchell (66)              Independent Investment Adviser (since 1995);         2           None.
Trustee, 2004 to present           Massachusetts Pension Reserves Investment
                                   Management Board, Chief Investment Officer
                                   (April 2001 to October 2004).

Michael J. Poulos (74)             Retired.                                             2           Technical Olympic, USA, Inc.
Trustee, 1999 to present 1

Jerry S. Rosenbloom (66)           The Wharton School, University of Pennsylvania,      2           Harleysville Group, Inc.;
Trustee, 1999 to present 1         Professor of Insurance and Risk Management and                   MBIA Municipal Bond
Fund.                              Academic Director. Certified Employee Benefit
                                   Specialist Program

David D. Tripple (61)              Pioneer Investment Management, a subsidiary          2           None.
Trustee, 2004 to present           of UniCredito Italiano (investment adviser),
                                   Chief Executive Officer and Trustee of all
                                   U.S. Pioneer mutual funds (10/00 to 09/01);
                                   prior thereto, The Pioneer Group, Inc.
                                   (asset management), Executive Vice President
                                   and Director (09/98 to 10/00).

------------------
1 On July 31, 2001, Century Shares Trust was reorganized from a separate stand-alone trust into a series of Century Capital Management Trust. Prior to the reorganization, the following Trustees had served as Trustees of Century Shares Trust since the year indicated: Mr. Beard - since 1983; Mr. Poulos - since 1998; and Mr. Rosenbloom - since 1998.


                                  CENTURY FUNDS

INTERESTED TRUSTEES AND OFFICERS 2

NAME, AGE, POSITION(S)             PRINCIPAL OCCUPATIONS                                NUMBER OF   OTHER
HELD WITH TRUST AND                DURING PAST 5 YEARS                                  PORTFOLIOS  DIRECTORSHIPS
LENGTH OF TIME SERVED                                                                   IN FUND     HELD
                                                                                        COMPLEX
                                                                                        OVERSEEN
Alexander L. Thorndike (39)        Century Capital Management, LLC,                     2           None.
Chairman, Chief Executive          Managing Partner and Executive
Officer and Chief Investment       Committee Member; CCP Capital II,
Officer, 2004 to present; Trustee  LLC, Managing Member (since 1999)
and Chief Investment Officer,      (investment management services); Sachem
1999 to present                    Partners, LLC, manager (since 2003)
                                   (investment management services)

Davis R. Fulkerson (40)            Century Capital Management, LLC,                     2           None.
Trustee, 2000 to present           Managing Partner and Executive
                                   Committee Member; CCP Capital II, LLC,
                                   Managing Member (since 1999) (investment
                                   management services); CCP Capital III, Inc.,
                                   Director (since 2001) (investment management
                                   services); Sachem Partners, LLC, manager
                                   (since 2003) (investment management
                                   services); Massachusetts Fiduciary Advisors,
                                   Inc., Vice President (03/99 to 12/00)
                                   (investment adviser)

Steven Alfano (46)                 Century Capital Management, LLC, Managing            N/A         N/A
Secretary, 2001 to present, Chief  Director; CCP Capital II, LLC, Managing
Financial Officer, 2002 to         Member (since 1999) (investment management
present, and Chief Compliance      services); CCP Capital III, Inc., Secretary and
Officer, 2004 to present           Treasurer (since 2001) (investment management
                                   services); Massachusetts Fiduciary Advisors, Inc.,
                                   Vice President (03/99 to 12/00) (investment adviser)

The Funds' Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-321-1928

Availability of Quarterly Portfolio Schedules. Each fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of the fund's fiscal year on Form N-Q. The Forms N-Q are available on the SEC's website at http://www.sec.gov, and they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities and each fund's proxy voting record for the 12-month period ended June 30 are available, without charge, upon request, by calling 1-800-321-1928. You may also obtain a copy of the funds' proxy voting policies and procedures and proxy voting record on the SEC's website at http://www.sec.gov.


------------------
2 Each person listed is considered an "interested person" of the Funds within the meaning of the 1940 Act by virtue of being an officer or employee of the Adviser.


                                  CENTURY FUNDS

                       This page intentionally left blank.

Logo: Century Funds

100 Federal Street   Boston, Massachusetts 02110





GROWTH INVESTORS IN VALUE INDUSTRIES

Item 2. Code of Ethics.

(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics referenced in 2(a) above. However, on December 16, 2004, the Board of Trustees adopted a new, more comprehensive code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The new code of ethics superceded the previous code of ethics, effective December 16, 2004. It is filed as an exhibit hereto.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

     The registrant's Board of Trustees has determined that Jerry Rosenbloom, who is a member of the registrant's Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Rosenbloom is an independent trustee, as defined in paragraph (a)(2) of this item's instructions. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed to the Trust for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the financial statements of Century Capital Management Trust (the "Trust") or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal years were as follows:

     FYE                              Audit Fees
     ---                              ----------
     10/31/05                         $59,000
     10/31/04                         $55,200

(b) Audit-Related Fees. For each of the last two fiscal years, there were no fees billed to the Trust for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported under Audit Fees. For each of the last two fiscal years of the Trust, there were no audit-related fees billed by the Fund's principal accountant to the Trust's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund (together, "Accounting Affiliates") for services that were related directly to the operations and financial reporting of the Trust.

(c) Tax Fees. The aggregate fees billed to the Trust for each of the last two fiscal years for professional services provided by the Trust's principal accountant for tax compliance, tax advice and tax planning were as follows:


     FYE                              Tax Fees
     ---                              ----------
     10/31/05                         None
     10/31/04                         None

     For the last two fiscal years of the Trust, there were no tax fees billed by the Fund's principal accountant to the Trust's Accounting Affiliates for services that were related directly to the operations and financial reporting of the Trust.

(d) All Other Fees. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees," and "Tax Fees." For each of the Trust's last two fiscal years, no such fees were billed by the Trust's principal accountant to the Trust or to the Accounting Affiliates for services related directly to the operations and financial reporting of the Trust.

(e) (1) The Audit Committee's pre-approval policies and procedures are as follows:

     The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds.

     (2) No services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph
     (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable

(g) The aggregate non-audit fees billed by the Trust's accountant, for the Trust's last two fiscal years, for services rendered to the Trust and the Trust's Accounting Affiliates are shown in the table below:

                                          Non-Audit Fees
                       Non-Audit Fees     for Accounting          Aggregate
                          for Trust         Affiliates          Non-Audit Fees

     FYE
     October 31, 2005       None              None                  None
     October 31, 2004       None              None                  None

(h) The Audit Committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

     Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

     Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

     Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. No changes.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12. Exhibits.

     (a) Fund's Code of Ethics. The registrant's code of ethics required to be disclosed under Item 2 of Form N-CSR attacheded hereto as Exhibit 99.CODE ETH.

     (b) Attached hereto.

         Exhibit 99.CERT A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company
                                  Act of 1940.

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



         Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Century Capital Management Trust


By:    /s/ Alexander L. Thorndike
     ---------------------------------------------------------
       Alexander L. Thorndike, Chairman

Date:  December 30, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicate.


By:    /s/ Alexander L. Thorndike
     ------------------------------------------------------------------
       Alexander L. Thorndike, Chairman (Principal Executive Officer)


Date:  December 30, 2005


By:    /s/ Steven Alfano
     ------------------------------------------------------------------
       Steven Alfano, Secretary (Principal Financial Officer)

Date:   December 30, 2005